Exhibit 10(g)(x)

EXECUTION VERSION

AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 31, 2004, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY THERETO (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

     The Seller, the Servicer, each member of each of the Purchaser Groups and Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

     The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2. Amendments to Agreement.

     2.1 Exhibit I of the Agreement is hereby amended by adding the following definition, as alphabetically appropriate:

     “Steel Surcharge Receivable” means a Receivable, the Originators of which are The Worthington Steel Company, a Delaware corporation, The Worthington Steel Company, a North Carolina corporation, The Worthington Steel Company, an Ohio corporation, Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company, Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company, or Worthington Steel of Michigan, Inc., a Michigan corporation, which is associated with surcharges for coke shortages, utilities, fuel, freight and other costs from vendors of such Originators.”.

     2.2 The definition of “Defaulted Receivables” is hereby amended by adding the following sentence in its entirety immediately at the end of such definition:

     “The “Outstanding Balance” of any Defaulted Receivable shall be determined without regard to any credit memos or credit balances.”.

     2.3 The definition of “Delinquency Ratio” set forth in the Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

     “Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables (excluding Steel Surcharge Receivables and amounts reported by the Servicer as inputs to the Information Package as charge-backs and disputed receivables) on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day.”.

     2.4 The definition of “Delinquent Receivables” is hereby amended by adding the following sentence in its entirety immediately at the end of such definition:

     “The “Outstanding Balance” of any Delinquent Receivable shall be determined without regard to any credit memos or credit balances.”.

     2.5 Clause (m) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

     "(m) that is not a Defaulted Receivable, a Delinquent Receivable or a Steel Surcharge Receivable,”.

     2.6 The definition of “Ineligible Elimination Amounts” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

     “Ineligible Elimination Amounts” means amounts which are reported by the Servicer as inputs to the Information Package as credit memos or aged invoices which relate to Receivables which are not Eligible Receivables, including without limitation, Receivables (a) the Obligor of which is not United States resident, (b) the Obligor of which is an Affiliate of Worthington, (c) related to the resale program or (d) which are Steel Surcharge Receivables.”.

     3. Representations and Warranties. The Seller hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party thereto as follows:

     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

     (b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

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     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES CORPORATION, as Seller
By:	/s/Randal I. Rombeiro
	Name:	Randal I. Rombeiro
	Title:	Treasurer

WORTHINGTON INDUSTRIES, INC., as Servicer
By:	/s/Randal I. Rombeiro
	Name:	Randal I. Rombeiro
	Title:	Treasurer

Amendment No. 2 to RPA
(Worthington)

MARKET STREET FUNDING CORPORATION, as a Purchaser
By:	/s/Douglas K. Johnson
	Name:	Douglas K. Johnson
	Title:	President

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as a Purchaser Agent
By:	/s/ John T. Smathers
	Name:	John T. Smathers
	Title:	Vice President

Amendment No. 2 to RPA
(Worthington)

AGREED, ACKNOWLEDGED AND CONSENTED TO:

LIBERTY STREET FUNDING CORP.,
as a Purchaser

By:	/s/Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Purchaser Agent for the Liberty Street Purchasers

By:	/s/Norman Last
Name:	Norman Last
Title:	Managing Director

Amendment No. 2 to RPA
(Worthington)

AGREED, ACKNOWLEDGED AND CONSENTED TO:

FIFTH THIRD BANK,
as a Purchaser and as Purchaser Agent for the Fifth Third Purchasers

By:	/s/ Robert O. Finley
Name:	Robert O. Finley
Title:	Vice President

Amendment No. 2 to RPA
(Worthington)

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